UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

CNL GROWTH PROPERTIES, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On May 20, 2011, through a wholly-owned subsidiary formed for this purpose, CNL Growth Properties, Inc., formerly known as Global Growth Trust, Inc. (the “Company”), together with its joint venture partner, WF Invest Long Point, LLC, a Delaware limited liability company (“Woodfield”), formed GR-105 Long Point Venture, LLC (the “Joint Venture”) a joint venture that constructed and now operates a 258-unit Class A garden-style multifamily community in Mount Pleasant, South Carolina (the “Long Point Property”). Certain development costs were funded by the Joint Venture, and the balance of the development costs and the construction of the Long Point Property were funded by a secured loan from Wells Fargo Bank, N.A. (“Lender”) in the aggregate principal amount of approximately $21.4 million, which bore interest at a LIBOR rate plus 2.5%, adjusted monthly, but not less than 3.250% per annum, which loan was scheduled to mature on May 20, 2014. The project was completed in November 2012, ahead of schedule, and within the original estimated cost.

On May 2, 2013, the Joint Venture refinanced the original development and construction loan entering into a new mortgage loan and security agreement with the Lender in the aggregate original principal amount of $28.5 million, resulting in over $6.4 million in additional proceeds available to the Company for general corporate purposes, including the investment in additional properties. The new loan bears interest at a LIBOR rate plus 2.33%, adjusted monthly, but not less than 2.33% per annum, and will mature on June 1, 2023, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. Until June 2014, the Joint Venture will be required to make monthly interest only payments; and thereafter until the maturity date, the Joint Venture will pay monthly fixed payments of principal in the amount of approximately $39,500, plus interest. Beginning with the second year of the loan term, but subject to certain eligibility criteria, the Joint Venture will have the option to convert the mortgage loan from an adjustable rate to a fixed rate, and if applicable, to extend the maturity date. The loan may be prepaid after the first year of the loan term, upon written notice to the Lender and subject to a 1% prepayment premium. The loan is secured by the Long Point Property. In addition, the Joint Venture entered into an interest rate cap with a $28.5 million notional principal amount and a LIBOR rate cap of 5.18% as part of entering into this financing.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, as well as customary events of default and cure provisions, and escrows, all as set forth in the loan documents.

In connection with the refinancing described above, our advisor is entitled to a financing fee of up to 1.00% of the amount financed.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The information discussed under Item 1.01 of this Current Report on form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Multifamily Loan and Security Agreement (Non-Recourse) By and Between GR-105 Long Point Venture, LLC and Wells Fargo Bank, National Association, dated as of May 2, 2013.

Caution Concerning Forward-Looking Statements

The foregoing information may contain “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,”

“plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. While the Company’s management believes its forward-looking statements are reasonable, such statements are not guarantees of future performance and are statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations, and although the Company believes that management’s current expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s REIT qualification; and the Company’s ability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013		CNL GROWTH PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Rosemary Q. Mills
Rosemary Q. Mills Chief Financial Officer and Treasurer